FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Current:
Marketable securities	$ 838	$ 518
Foreign currency forward contracts	124	79
Cross currency interest rate swaps	111	58
Loans and receivables	29	47
Other	290	38
Total current	1,392	740
Non-current:
Marketable securities	169	168
Foreign currency forward contracts	35	24
Cross currency interest rate swaps	183	202
Loans and receivables	30	63
Other	304	79
Total non-current	$ 721	$ 536